ADVISORSHARES TRUST

AdvisorShares PURE CANNABIS ETF

NYSE Arca ticker: YOLO

Supplement dated January 30, 2020 to the

Summary Prospectus and Prospectus dated November 1, 2019

This supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus for the AdvisorShares Pure Cannabis ETF (the “Fund”) and should be read in conjunction with those documents.

To clarify that total return swaps are the only type of derivatives in which the Fund may invest, the following changes are hereby made to the Fund’s Summary Prospectus and Prospectus:

•	Under “Principal Investment Strategies” on page 2, the penultimate sentence of the first paragraph is replaced with the following:

The Fund also may use total return swaps to seek exposure to such U.S. and foreign securities.

•	Under “Principal Risks of Investing in the Fund,” the discussion of “Derivatives Risk” on page 4 is replaced with the following:

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not invested in derivatives. Derivatives, such as total return swaps, also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations) and to credit risk.

The following additional changes are hereby made to the Fund’s Prospectus:

•	Under “More Information About the Fund’s Principal Investment Strategies” on page 7, the fifth sentence is replaced with the following:

The Fund also may use total return swaps to seek exposure to U.S. and foreign securities with similar characteristics.

•	Under “More Information About the Principal Risks of Investing in the Fund,” the discussion of “Derivatives Risk” on page 9 is replaced with the following:

Derivatives Risk. The Fund may invest in total return swaps to gain market exposure. The Fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index; and (iv) the credit risk of the underlying asset, rate, or index. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund. These risks could cause the Fund to lose more than the principal amount invested.

•	The first sentence in the discussion of “Derivatives and Complex Securities” on page 17 under “Additional Tax Information” is replaced with the following:

The Fund may invest in complex securities and derivatives such as total return swaps.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.